Exhibit 10.3

TENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)
THIS TENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of August 1, 2017, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 31, 2012, that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 19, 2013, that certain Partial Termination of and Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 1, 2014, that certain Partial Termination of and Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 20, 2015, and that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of September 30, 2016 (as so amended, “Master Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Master Lease No. 2), all as more particularly described in Master Lease No. 2;
WHEREAS, Landlord and Tenant are parties to that certain letter agreement, dated as of June 1, 2017 (the “Millcroft Letter”), regarding the Property known as Millcroft and located at 255 Possum Park Road, Newark, Delaware (the “Millcroft Property”);
WHEREAS, as contemplated by the Millcroft Letter, CCDE Senior Living LLC has acquired the Millcroft Vacant Land (as defined in the Millcroft Letter) and Landlord and Tenant wish to add the Millcroft Vacant Land to the Millcroft Property in accordance with the Millcroft Letter;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of the date hereof, as follows:

1.    Exhibit A. Exhibit A to Master Lease No. 2 is amended by deleting Exhibit A-10 therefrom in its entirety and replacing it with Exhibit A-10 attached hereto.
2.    Millcroft Letter. The terms and conditions of the Millcroft Letter shall apply to the addition of the Millcroft Vacant Land to the Millcroft Property, and the Minimum Rent is hereby increased in accordance with the terms and conditions of the Millcroft Letter.
3.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed and original and all of which together shall constitute one and the same agreement.
4.    Ratification. As amended hereby, Master Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:
SPTIHS PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By: /s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

O.F.C. CORPORATION

By: /s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC OF KENTUCKY TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:    CCC Leisure Park Corporation,
        its General Partner

By: /s/ David J. Hegarty
David J. Hegarty
President

CCDE SENIOR LIVING LLC

By: /s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC PUEBLO NORTE TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:    Crestline Ventures LLC,
its General Partner

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC INVESTMENTS I, L.L.C.

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING I TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:    CCC Retirement Trust,
its General Partner

By: /s/ David J. Hegarty
David J. Hegarty
President

SNH SOMERFORD PROPERTIES TRUST

By: /s/ David J. Hegarty
David J. Hegarty
President

TENANT:
FIVE STAR QUALITY CARE TRUST

By: /s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS TENANT HOLDING COMPANY TRUST

By: /s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

EXHIBIT A-10

LEGAL DESCRIPTION

Millcroft
255 Possum Park Road
Newark, Delaware 19711

The land and improvements thereon:

BEGINNING at a found iron pin on the southwesterly side of Possum Park Road (at 80 feet wide), said point of Beginning being the northwesterly corner of the Lot No. 7, West Meadow, and being distant North 69 degrees 48 minutes 50 seconds West, 90.32 feet measured along the said southwesterly side of Possum Park Road from the northwesterly end of a 30 foot radius junction curve joining the said southwesterly side of Possum Park Road with the Northwesterly side of Eileen Drive (at 60 feet wide) in West Meadow.
THENCE from said point of Beginning and along the northwesterly line of Lots No. 7, 6, 5, 4, 3 , and 1 of said West Meadow, South 26 degrees 49 minutes 25 seconds West, 575.4 feet to a found iron pin, a corner for Lot No. 8 the Hunt at Louviers;
THENCE along the northeasterly line of lands of Lots No, 8, 7, 6 and 5, and partially along the northeasterly line of lands of Lot No. 1, of said The Hunt at Louviers, North 63 degrees 46 minutes 45 seconds West, 539.55 feet to a found iron pin, a corner for lands now or formerly of Point Breeze Enterprises;
THENCE along the southeasterly line of said lands now or formerly of Point Breeze Enterprises , North 25 degrees 28 minutes 15 seconds East, 528.32 feet to a point on the said southwesterly side of Possum Park Road, said point being distant 0.6 feet southeasterly measured along the said southwesterly side of Possum Park Road from a found concrete monument;
THENCE THEREBY, the two following described courses and distances;
1)    Southeasterly along a curve to the left, having a radius of 3,859.72 feet, an arc distance of 290.40 feet to a set masonry nail, the point of tangency for said curve, said point being distant by a chord of South 67 degrees 39 minutes 32 seconds East, 290.33 feet from the last described point; and
2)    South 69 degrees 48 minutes 50 seconds East 264.32 feet to a corner for said Lot No. 7. West Meadow, and the point and place of Beginning.
Together with:
ALL that certain lot, piece and parcel of land, situate in Mill Creek Hundred, New Castle County, State of Delaware as shown on the Record Resubdivision Plan for property known as Possum Park Centre prepared by Ramesh C. Batta Associates, P.A., Consulting Engineers, Planners and Land Surveyors; recorded July 20, 2004 in the Office of the Recorder of Deeds in and for New Castle County, State of Delaware in Instrument No. 200407200080331. The said Property being more particularly bounded and described a follows, to wit:

BEGINNING a point on the southwesterly right-of-way line of Possum Park Road (also known as State Road No. 314) at 80 feet wide, a common corner of the Property herein being described and the lands, now or formerly, of the Millcroft Association, Inc., Thence from the Point of Beginning, leaving the southwesterly right-of-way line of Possum Park Road, along a common line with the lands, now or formerly, of the Millcroft Association, Inc., South 25° -28'-15" West, 528.32' to a corner in common with the said Lands and a point on a subdivision line of The Hunt at Louviers; Thence along the subdivision line of The Hunt of Louviers, North 63° -46'-46" West, 196.22' to a corner in common with the said Subdivision on the easterly right-of-way line of Cullen Way, at 100 feet wide; Thence along the easterly right-of-way line of Cullen Way, North 09° -14'-00" East, 515.08' to a corner, being the point of curvature of a junction curve, joining the easterly right-of-way line of Cullen Way with the aforementioned southwesterly right-of-way line of Possum Park Road; Thence by curve, curving to the right, having a radius of 30.00', an arc length of 57.38' to a corner, being the point of tangency of the said Junction Curve, joining the southwesterly right-of-way line of Possum Park Road with the easterly right-of way line of Cullen Way; Thence along the southwesterly right of way line of Possum Park Road, by the following two (2) courses and distances: (1) South 61°-10'-4" East, 18.45' to a corner, the point of curvature of a curve, and (2) By a curve, curving to the left, having a radius of 3,859.72', an arc length or 291.39' to the Point of Beginning. Containing with the said described metes and bounds, 3.307 acres of land, be the same, more or less.
TOGETHER WITH those certain nonexclusive and perpetual Access, Parking and Utility Easements set forth in Access Easement and Maintenance Agreement dated July 12, 2016 and recorded July 27, 2016 as Instrument No. 20160727-0037040.